EXHIBIT T3F
                                                                     -----------


                              CROSS REFERENCE SHEET
                              ---------------------

Trust Indenture Act                      Reflected in Indenture Provisions
-------------------                      ---------------------------------
                                          Section                        Page
                                          -------                        ----
Section 310(a)(1)                            6.10                          24
           (a)(2)                            6.10                          24
           (a)(3)                       Not Applicable                    ---
           (a)(4)                       Not Applicable                    ---
           (a)(5)                            6.10                          24
           (b)                               6.10; 6.8                  24;23
           (c)                          Not Applicable                    ---

Section 311(a)                               6.11                          24
           (b)                               6.11                          24
           (c)                          Not Applicable                    ---

Section 312(a)                               7.1; 7.2(a)                   24
           (b)                               7.2(b)                        25
           (c)                               7.2(b)                        25

Section 313(a)(1)                            6.6                           22
           (a)(2)                            6.6                           22
           (a)(3)                            6.6                           22
           (a)(4)                            6.6                           22
           (a)(5)                            6.6                           22
           (a)(6)                       Not Applicable                    ---
           (a)(7)                            6.6                           22
           (a)(8)                            6.6                           22
           (b)(1)                       Not Applicable                    ---
           (b)(2)                            6.6                           22
           (c)                               6.6                           22
           (d)                               6.6                           22

Section 314(a)                               7.4; 10.7                  25;32
           (b)                          Not Applicable                    ---
           (c)(1)                           13.1                           39
           (c)(2)                           13.1                           39
           (c)(3)                       Not Applicable                    ---
           (d)                          Not Applicable                    ---
           (e)                              13.1                           39

Trust Indenture Act                      Reflected in Indenture Provisions
-------------------                      ---------------------------------
                                          Section                        Page
                                          -------                        ----

Section 315(a)                               6.1                           20
           (b)                               6.5; 13.5                  22;42

           (c)                               6.1                           20
           (d)                               6.1                           20
           (e)                               5.14                          20

Section 316(a)(last sentence)                1.1                            1
           (a)(1)(A)                         5.12                          19
           (a)(1)(B)                         5.13                          19
           (a)(2)                      Not Applicable                     ---
           (b)                               5.8                           18

Section 317(a)(1)                            5.3                           15
           (a)(2)                            5.4                           16
           (b)                              10.3                           30

Section 318(a)                              13.6                           42

Note: This cross-reference sheet shall not, for any purpose, be deemed to be part of the Indenture.